Exhibit 10.30

AMENDMENT NO. 5

AMENDMENT NO. 5, dated as of June 30, 2008, among EMPIRE RESOURCES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Company”); each of the lenders that is a signatory hereto (individually, a “Bank” and, collectively, the “Banks”); and JPMORGAN CHASE BANK, N.A., as agent for the Banks (in such capacity, together with its successors in such capacity, the “Agent”).

The Company, the Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of June 13, 2006 (as heretofore amended, modified and supplemented and in effect on the date hereof, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Banks to the Company.  The Company, the Banks and the Agent now wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 5, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the occurrence of the Amendment Effective Date and effective on such date, the Credit Agreement shall be amended as follows:

2.01.  New Definitions.  Section 1.01 of the Credit Agreement (Definitions) shall be amended by inserting the following definition in the appropriate alphabetical sequence:

“Amendment No. 5” shall mean Amendment No. 5 to this Credit Agreement, dated as of June 30, 2008 among the Company, the Banks party thereto and the Agent.

2.02.  Definition of “Imbali Facility”. The definition of “Imbali Facility” in Section 1.01 of the Credit Agreement (Definitions) shall be amended in its entirety to read as follows:

“Imbali Facility” shall mean Indebtedness of Imbali Metals Bvba consisting of a revolving working capital facility provided by Fortis Bank S.A./N.V., New York Branch, in a principal amount not to exceed €12,000,000 at any one time outstanding, that is otherwise substantially on the terms set forth in the term sheet attached as Exhibit A to Amendment No. 1 (except the maturity date shall be May 31, 2009), and any renewal or extension of such revolving working capital facility (so long as the terms and conditions thereof are substantially the same as set forth in said term sheet).

Section 3.  Representations and Warranties.  The Company represents and warrants to the Banks as of the Amendment Effective Date that (x) the representations and warranties set forth in Section 7 of the Credit Agreement and in Article III of the Amended and Restated Security Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to “this Agreement” included reference to this Amendment No. 5 except (i) changes resulting from transactions contemplated by or permitted by the Credit Agreement, and (ii) those applicable to a specific date or period and (y) no Default has occurred and is continuing.

Section 4.  Conditions Precedent.  As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of June 30, 2008 (the “Amendment Effective Date”), upon the satisfaction of the following conditions:

(a)           the execution of this Amendment No. 5 by the Company, Banks constituting the Required Banks and the Agent.

Section 5.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment No. 5 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 5 by signing any such counterpart.  This Amendment No. 5 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed and delivered as of the day and year first above written.

EMPIRE RESOURCES, INC.

By:/s/ Sandra R. Kahn

Sandra R. Kahn

Vice President

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JPMORGAN CHASE BANK, N.A.,

as Agent

By:/s/ E. M. Kennedy

Eugene M. Kennedy III

Vice President

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BROWN BROTHERS HARRIMAN & CO.

By: /s/ Michael L. Vellucci

Michael L. Vellucci

Senior Vice President

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CITICORP USA, INC.

By:

Judy B. Land

Vice President

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JPMORGAN CHASE BANK, N.A.

By: /s/ E. M. Kennedy

Eugene M. Kennedy III

Vice President

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COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH

By:

Eva Rushkevich

Executive Director

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FORTIS CAPITAL CORP.

By: /s/ Kimberly Oates

Kimberly Oates

Director, Fortis Capital Corp.

By: /s/ Friso Koopmans

Friso Koopmans

Director, Fortis Capital Corp.

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